SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 22, 2002
(Date of earliest event reported)

Commission File No. 333-90830




                        Asset Backed Funding Corporation
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       Delaware                                           75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                    28255
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Address of principal executive offices                     (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

(99) Computational Materials prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2002-NC1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


July 22, 2002

                                   By:    /s/ Daniel B. Goodwin
                                          ----------------------------------
                                   Name:  Daniel B. Goodwin
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99)                    Computational Materials                   E
                        prepared by Banc of America
                        Securities LLC in connection
                        with ABFC Asset-Backed
                        Certificates, Series 2002-NC1